Fees Summary	Oct. 31, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 498,250,000
Previously Paid Amount	0
Total Fee Amount	68,808.33
Total Offset Amount	0
Net Fee	$ 68,808.33